Exhibit 99.2

Holisto, a Technology-Based Online Travel Booking Platform, to Become Publicly Traded Via Business
Combination with Moringa Acquisition Corp

●	Holisto’s advanced AI technology addresses the fragmented and complex travel booking market, providing consumers with a more affordable and personalized offering

●	Since commercial product launch in Q2 2020, Holisto’s online booking platform has gained significant market acceptance

●	Transaction enables Holisto to scale its customer acquisition and brand awareness strategy

Rishon Le’Zion, Israel and New York, New York, June 13, 2022 (GLOBE NEWSWIRE) -- Holisto Ltd, a technology based online travel booking platform (“Holisto” or the “Company”), and Moringa Acquisition Corp (Nasdaq: MACA, “Moringa”), a special purpose acquisition company, today announced they have entered into a business combination agreement that would result in Holisto becoming publicly listed on the Nasdaq. The business combination provides for Holisto Ltd.’s expected pro forma equity value to be approximately $405 million. As described below and subject to certain limitations, the transaction provides Moringa’s non-redeeming public shareholders the opportunity to receive a pro rata portion of a bonus pool of up to an additional 1,725,000 shares at transaction close, which would result in merger consideration of between 1.15 and 1.6 Holisto ordinary shares for each such Moringa Class A ordinary share not redeemed. The exact ratio of merger consideration for non-redeeming shareholders will depend on the number of Moringa shares that are redeemed.

The closing of the transaction is expected to occur during the fourth quarter of 2022.

Holisto is a technology-based online travel booking platform that is disrupting the market by harnessing the power of advanced AI to make travel more affordable and personalized for consumers. Holisto’s advanced AI technology leverages its unique holistic view of hotel rates and plans across multiple inventory sources, including online travel agencies, global distribution systems, wholesalers and hotel operators to provide consumers with more affordable and personalized bookings. Operating under multiple brands, including GoSplitty (http://www.gosplitty.com/) and Traveluro (www.traveluro.com).

Holisto’s founders were inspired by the opportunity to disrupt the large, fragmented and complex travel booking market. Through the use of advanced big data and AI technologies, Holisto enables incremental cost savings and simplicity for the consumer traveler.

“From the outset we were inspired by the opportunity to disrupt the large, fragmented and complex travel booking market, using advanced big data and AI technologies that enable incremental cost savings and simplicity through the ability to combine offerings from multiple sources”, said Eran Shust, Chief Executive Officer and co-Founder of Holisto. “Our combination with Moringa and access to public markets will allow Holisto to continue to aggressively leverage our technology by scaling our platform and infrastructure and expand our customer acquisition and brand awareness.”

Ilan Levin, Chief Executive Officer and Chairman of Moringa, added, “We are incredibly excited to announce the merger with Holisto. Holisto is innovating with advanced technology solutions in a large, global market which is ripe for transformation for the benefit of the consumer traveler.  We look forward to our partnership and opportunity to leverage our expertise as Holisto continues to rapidly scale its business.”

Holisto Investment Highlights:

●	Operating within a large available global market - the global online hotel booking market is forecasted at $194 billion in 2022

●	Deploying Big Data/AI technologies to disrupt a fragmented and complex market, empowering the consumer with an affordable and personalized offering

●	Growing market acceptance with exceptional performance to date, with Q1 ’22 revenues of $7.18 million as compared to Q1 ’21 revenues of $1.97 million

●	Transaction-based marketing strategy yields favorable unit economics

●	Near-term and sustained growth outlook based on current product offering

●	Strong management team

Key Transaction Terms

Holisto’s expected implied pro forma equity value is approximately $405 million, based on a $10 share price. However, a bonus pool of up to an additional 1,725,000 Holisto shares will be distributed to non-redeeming Moringa shareholders on a pro rata basis, which will result in an exchange ratio in the business combination of between 1.15 and 1.6 Holisto ordinary shares for each unredeemed Moringa Class A ordinary share, with the exact ratio to be determined based on the number of Moringa public shares being redeemed. Assuming a price of $10.00 per Moringa Class A ordinary share at the closing of the transaction, non-redeeming Moringa shareholders would receive, in exchange for each Moringa Class A ordinary share held, shares of the post-combination public company with a value equating to between $11.50 (assuming no redemptions by Moringa shareholders) and $16.00 (assuming at least 75% redemptions, resulting in the maximum share ratio).

Contemporaneously with the execution of the business combination agreement, Moringa and Holisto entered into a securities purchase agreement with a non-affiliated investor pursuant to which the investor would purchase a $30 million senior secured convertible note from Holisto, which would be convertible into Holisto ordinary shares at the lesser of $11.00 per share or 90% of the market price at the time of conversion, and a warrant to purchase 1,363,636 Holisto ordinary shares at an exercise price of $11.50. The convertible note financing is subject to closing conditions of both Holisto and the note investor.

The business combination, which has been unanimously approved by the boards of directors of Holisto and Moringa, is expected to close in the fourth quarter of 2022, subject to the satisfaction of customary closing conditions, including the approval of Holisto and Moringa shareholders and Nasdaq approval.

About Holisto

Holisto is a tech-powered online travel agency, aiming to make hotel booking affordable and personalized for consumers. The company, founded in 2015, spent over 6 years developing award-winning AI and machine learning technologies, to provide consumers with more affordable and personalized hotel bookings, that otherwise aren’t accessible. Instead of simply searching and comparing available deals as offered by the various industry channels, Holisto deploys predictive proprietary algorithms, allowing it to create in real-time, unique booking options based on travelers’ preferences.  Company brands include GoSplitty.com and Traveluro.

About Moringa Acquisition Corp

Moringa Acquisition Corp (Nasdaq: MACA), is a publicly-listed special purpose acquisition company.

Moringa is registered as a Cayman Islands exempted company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or similar business combination with one or more businesses or entities.

Advisors

Oppenheimer & Co. Inc. and Fundem Capital are serving as financial advisor to Holisto. Ellenoff Grossman & Schole LLP and Shibolet & Co. are serving as legal counsel to Holisto.

Meitar | Law Offices and McDermott Will & Emery are serving as legal counsel to Moringa.

Important Information About the Proposed Transaction and Where to Find It

The proposed business combination will be submitted to shareholders of Moringa for their consideration. Holisto intends to file a registration statement on Form F-4 (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) which will include preliminary and definitive proxy statements to be distributed to Moringa’s shareholders in connection with Moringa’s solicitation for proxies for the vote by Moringa’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Moringa’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, Moringa will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. MORINGA’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ, ONCE AVAILABLE, THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT / PROSPECTUS AND ANY AMENDMENTS THERETO AND, ONCE AVAILABLE, THE DEFINITIVE PROXY STATEMENT / PROSPECTUS, IN CONNECTION WITH MORINGA’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE, AMONG OTHER THINGS, THE PROPOSED BUSINESS COMBINATION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT MORINGA, HOLISTO AND THE PROPOSED BUSINESS COMBINATION.

Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Moringa, without charge, at the SEC’s website located at www.sec.gov, as well as in the Investor Relations section of the Moringa website at www.moringaac.com

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Holisto’ and Moringa’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Holisto and Moringa. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the expected timing and likelihood of completion of the transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction in the business combination agreement (the “Business Combination Agreement”) not being satisfied or waived on a timely basis or otherwise, or that the required approval of the Business Combination Agreement and related matters by the shareholders of Moringa is not obtained; (ii) a failure of the convertible note investor (the “Investor”) to purchase the convertible note (the “Investor Note”) and warrant (the “Financing Warrant”) from Holisto or the failure of any other investor, including parties to certain SAFE agreements with Holisto (the “New SAFE Agreements”), to purchase the securities pursuant to their respective agreements; (iii) the effect of the terms of the Investor Note, including, but not limited to the $30 million purchase price being held in a controlled account controlled by a designee of the Investor and the conversion price of the Investor Note being at a discount from market at the time of conversion, and the terms of the Financing Warrant on the market price of Holisto’s ordinary shares; (iv) the Investor’s designee’s control of the $30 million of proceeds from the sale of the Investor Note and Financing Warrant, which causes those proceeds not to be treated as cash to Holisto until released to Holisto, with no assurance as to when or whether those funds will be released; (v) Moringa’s failure to retain sufficient cash in its trust account or find replacement financing in order to meet the minimum of $5,000,001 of net tangible assets, which is a closing condition to the merger under the business combination agreement (the “Merger”) and a provision in Moringa’s articles which cannot be waived by Moringa; (vi) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (vii) the ability of Holisto to meet Nasdaq initial listing standards following the transaction, including the risk that Holisto may fail to meet these listing requirements because of the amount of redemptions of Moringa’s public shares; (viii) costs related to the transaction, including the requirement of paying secured debt at the closing; (ix) the failure of Holisto and Moringa to obtain $47 million in financing as required by the securities purchase agreement for the convertible note financing (the “Securities Purchase Agreement”); (x) the termination of the Securities Purchase Agreement by Holisto as a result of its and Moringa’s failure to raise $47 million in an approved financing and the failure of Holisto and Moringa to find an alternative financing source following such termination; (xi) Holisto and Moringa consummating the Merger without any financing other than the New SAFE Agreements; (xii) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Holisto or Moringa; (xiii) the disruption of Holisto management’s time from ongoing business operations due to the transaction; (xiv) announcements relating to the transaction having an adverse effect on the market price of Moringa’s securities; (xv) the effect of the transaction and the announcement thereof on the ability of Holisto to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally; (xvi) the failure of Holisto to meet projected development targets; (xvii) risks relating to the travel industry generally, including changes in applicable laws or regulations; (xviii) the effects of laws and regulations affecting the market for Holisto’s products; (xix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, or adverse macro-economic conditions, including inflation and supply chain delays, triggered by the COVID-19 pandemic; (xx) risks associated with Holisto being an Israeli company located in Israel and the effect of any security and terrorist activity in or affecting Israel; and (xxi) other risks and uncertainties, including those to be identified in the proxy statement/prospectus on Form F-4 (when available) relating to the transaction, including those under “Risk Factors,” “Cautionary Note Concerning Forward-Looking Statements” and “Holisto Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in other filings with the SEC by Moringa or, subsequent to the date of this press release, Holisto. Moringa and Holisto caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they are made, and readers are cautioned not to place undue reliance upon any forward-looking statements. Moringa and Holisto undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

Moringa, Holisto, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Moringa’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Moringa’s shareholders in connection with the proposed business combination will be set forth in the Registration Statement when it is filed with the SEC. You can find more information about Moringa’s directors and executive officers in Moringa’s final prospectus dated February 16, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Registration Statement when it becomes available. Shareholders, potential investors and other interested persons should read the Registration Statement and other relevant materials to be filed with the SEC regarding the proposed business combination carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contacts

Moringa

Gil Maman – gil@moringaac.com

Holisto

Public Relations – PR@holisto.com

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